UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22759

SharesPost 100 Fund
 (Exact name of registrant as specified in charter)

1370 Willow Road
Menlo Park, CA 94025
(Address of principal executive offices) (Zip code)

National Corporate Research, Ltd.
c/o SharesPost 100 Fund
615 South DuPont Highway
City of Dover, County of Kent, Delaware 19901
(Name and address of agent for service)

Copies to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017

Registrant's telephone number, including area code: (800) 834-8707

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1.  Reports to Stockholders.

SHARESPOST 100 FUND

Table of Contents
Shareholder Letter	2
Fund Performance	6
Portfolio Composition	7
Schedule of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to the Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Trustee Information	23
Additional Information	24

SHARESPOST 100 FUND

January 2015

Dear Investors,

2014 was a year recognized for hard work and significant achievement for SharesPost Investment Management. On March 26th, we launched the SharesPost 100 Fund after two years of research, planning and preparation. With approximately nine months of operations under our belt, the Fund now holds 18 positions across 13 industries. Two companies held by the Fund have been acquired - Flurry by Yahoo and DataLogix by Oracle; and one company, Good Technologies, has filed an S-1 as it prepares to go public. All of this could not have been accomplished without the hard work and support from the fabulous team of people with whom I work. I would also like to thank the Board for their guidance and stewardship. We are off to a wonderful start!

The SharesPost 100 Fund is a closed-end, interval mutual fund that invests in late-stage, venture-backed, private companies. The Fund is one of the few ways a retail investor can gain access to this asset-class, which has historically been used by endowments, institutions and the very wealthy. The Yale Endowment, for example, has traditionally maintained a large allocation to private growth companies through extensive partnerships with some of the greatest private equity partners worldwide. In September, Yale stated their target 2015 allocation to venture capital and private equity is 31%, which is the largest allocation to a single asset class within their portfolio.

Late-stage private companies are often recognized by institutional investors for their potential to generate significant returns. They are known to disrupt existing industries by inventing new ways of doing business. Additionally, the scarcity of access and the illiquid nature of their shares create pricing inefficiencies which may be capitalized upon by astute investors.

Private Growth Market

The past year has been an incredibly successful year for venture capital investing:

•	IPO volume of U.S. based companies has almost tripled – with 129 IPOs in 2014 vs. 81 in 2013 and 49 in 2012. These 129 IPOs had a post-offer value of $52 billion.

•	434 US based companies were acquired for a combined net-value of $49 billion. This represents a 33% increase in exit value over 2013.

•	The merger and acquisition market was stronger than the historic annual average of $25 billion; even when adjusting for outliers, like the $19 billion acquisition of WhatsApp by Facebook.

•	The IPO market was dominated by the medical and healthcare industries, with volume more than tripling over the last few years. This compares to the IT industry, which only grew about 10% in IPO volume in 2014.

In 2014, valuations of private growth companies were highly concentrated to a few industry leaders. This “winner-takes-all” trend started several years ago. As professional investors in this environment, we look to invest in companies that are industry leaders, and still have reasonable market valuations. Simply investing in this asset class is not enough to assure success. Understanding the fundamentals of the companies and their sources of capital is essential, and should ultimately separate the best investors.

Fund Investment Strategy

The SharesPost 100 Fund leverages the SharesPost 100 List in selecting its investments. This model-driven list identifies what we believe to be some of the leading late-stage private companies in the world. We typically target companies that are seven to nine years old, have a minimum of $50 - $100 million in current revenue, and are experiencing a year-over-year growth rate of at least 30%. When the Fund is fully invested, we expect it will hold 50-70 companies and achieve exposure to approximately 15-20 industries.

The SharesPost 100 Fund is a streamlined and transparent offering compared to many other alternative investment funds available today. The Fund carries a flat management fee, and there are no confusing performance or incentive fees that are common with other alternative investments such as hedge funds, venture funds, REITs and BDCs. We also calculate the Fund’s net asset value (NAV) daily, so you know the value and performance of your investment on any given day.

Because shares of private growth companies are “thinly-traded,” there are limitations on Fund redemptions. The Fund offers quarterly redemptions of up to 5% of the outstanding shares, based upon NAV. This limited liquidity is often considered a benefit because it can discourage investors from over-reacting to day-to-day market volatility.

Fund Holdings

The Fund currently holds 18 positions (see page 6). These holdings represent the start of a very strong portfolio - one we feel is positioned for solid growth over the long-term. I would like to highlight two of the Fund’s largest holdings in order to give you insight into what type of companies we are investing. Below is an analysis of these two companies – INRIX and KABAM.

INRIX

As traffic congestion continues to worsen worldwide, the time required for traveling becomes greater and the experience becomes more aggravating. INRIX is working to solve this. INRIX is a leading traffic intelligence platform delivering advanced analytics and insights to solve these transportation issues in 40 countries worldwide. INRIX “crowd-sources” real-time data from approximately 175 million vehicles and navigation devices, and sells the information through licensing deals to the public and private sector. High profile customers include BMW, Microsoft, and the Weather Channel. In September 2014, Porsche purchased approximately 10% of the outstanding INRIX shares for $55 million.

KABAM

Kabam is a leader in the gaming industry. The company partners with top Hollywood studios including Disney, Lionsgate and Warner Brothers in developing its games. It also publishes and distributes games developed through 3rd parties. A few of the more popular Kabam games include Kingdoms of Camelot, The Hobbit, and Fast & Furious 6. The company has entered into a strategic allegiance with Alibaba Group, the world’s largest online and mobile commerce company. Alibaba has invested approximately $120 million in Kabam, and has agreed to distribute Kabam games through its mobile applications. According to the company, Kabam’s 2014 revenue exceeded $400 million.

Fund Performance

The Fund performance has been very strong to date, with a total return of 22.80% (inception through December 31, 2014 based on a purchase at NAV.) A key driver of this performance was our ability to purchase stocks at a discount based on our access to deal flow. This is essential for successful private security market investing, and underscores the importance of a fund like this being managed in Silicon Valley. For complete performance information, see page 6.

SHARESPOST 100 FUND

In Closing

I am honored to have the opportunity to manage a fund that offers such potential to its investors. Growing the Fund’s assets under management is especially important when investing in late-stage private companies, because it allows for greater scale, greater diversification and the likelihood of steadier performance over the long-term. Continuing to raise capital in the Fund, and deploying that capital in new and existing portfolio companies, will be top priorities for us through 2015.

Investing in late-stage, venture-backed private companies is difficult, and requires a solid understanding of the private markets and the ever-competitive world of venture capital. There are many exciting innovations in Silicon Valley, but we remain committed to investing in only what we believe to be the most interesting and highest potential opportunities. Deploying capital in an environment where access to the best investment opportunities is limited, requires an investment process that is disciplined and committed to fact-based research. Our investment process is exactly that.

I look forward to the coming years. Thank you for your confidence and trust. I take my responsibility to you very seriously.

Sincerely,

Sven Weber
 President, The SharesPost 100 Fund

SHARESPOST 100 FUND

All investing involves risk including the possible loss of principal. Shares in the Fund are highly illiquid, and you may not be able to sell your shares when, or in the amount that, you desire. The Fund intends to primarily invest in securities of private, late-stage, venture-backed growth companies. There are significant potential risks relating to investing in such securities. Because most of the securities in which the Fund invests are not publicly traded, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees.

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures. The Fund focuses its investments in a limited number of securities, which could subject it to greater risk than that of a larger, more varied portfolio. There is a greater focus in technology securities that could adversely affect the Fund’s performance.

If the Fund does not have at least 500 Members for an entire taxable year, you could receive an adverse tax treatment.

The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so, and may also result in an increase in the Fund’s expense ratio. This is not a complete enumeration of the Fund’s risks. Please read the Fund prospectus for other risk factors related to the Fund, its investment strategy and your investment in the Fund, and other additional details.

SHARESPOST 100 FUND

Fund Performance December 31, 2014 (Unaudited)

THE SHARESPOST 100 FUND PERFOMANCE (AS OF 12/31/14)
	Cumulative Total Returns
	Inception Through 6/30/14	Inception Through 9/30/14	Inception Through 12/31/14
Returns Without Sales Charge (NAV)	13.45%	21.55%	22.80%
Returns With Full Sales Charge (POP)	6.93%	14.56%	15.74%
Dow Jones US Technology Index	6.29%	10.96%	15.55%
S&P 500 Index	5.64%	6.83%	12.10%

Fund inception date 3/25/14

Performance data quoted represents past performance and is no guarantee of future results. POP performance assumes a maximum sales load of 5.75% on all sales. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance as of the most recent month-end, please call +1.855.551.5510. Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Fund’s total annual expenses are 3.47%. The adviser has contractually agreed to waive fees and/or reimburse expenses such that the total expenses of the Fund do not exceed 2.50% through July 15, 2015.

Growth of $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from March 25, 2014 (Fund inception) to December 31, 2014. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Public Offering Price (POP) assumes an initial investment of $9,425 ($10,000 less the maximum load of 5.75%). The Net Asset Value (NAV) assumes no sales charge.

SHARESPOST 100 FUND

Portfolio Composition December 31, 2014 (Unaudited)

Fund Holdings (December 31, 2014)

Fund Sector Diversification (December 31, 2014)

SHARESPOST 100 FUND

Schedule of Investments December 31, 2014

	Number of Shares	Fair Value
COMMON STOCK IN PRIVATE COMPANIES – 52.6%
ADVERTISING – 5.5%
Datalogix, Inc.(a)	50,000	$470,000
Turn, Inc.(a)	100,000	580,000
		1,050,000
ANALYTICS/BIG DATA – 11.7%
INRIX, Inc.(a)	60,250	2,248,530

CLEAN TECHNOLOGY – 6.2%
Clean Power Finance, Inc.(a)	300,000	942,000
Sunrun, Inc.(a)	25,000	242,000
		1,184,000
CONSUMER ELECTRONICS – 1.0%
Jawbone(a)	25,000	195,250

E-COMMERCE – 4.0%
One Kings Lane, Inc.(a)	75,083	761,342

ENTERPRISE SOFTWARE – 1.1%
Apptio, Inc.(a)	9,832	213,944

GAMES – 12.3%
KABAM, Inc.(a)	1,190,000	2,356,200

HEALTHCARE/BIOTECH – 0.1%
Practice Fusion(a)	14,000	22,540

HOSTING/STORAGE – 2.0%
Hightail, Inc.(a)	136,028	383,599

SECURITY – 4.6%
AlienVault(a)	200,000	736,000
Good Technology, Inc.(a)	40,000	136,000
		872,000
SOFTWARE – 4.1%
DocuSign, Inc.(a)	4,000	51,880
Jumio, Inc.(a)	110,000	726,000
		777,880
TOTAL COMMON STOCK (Cost $8,561,840)		$10,065,285

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Schedule of Investments (Continued) December 31, 2014

	Number of Shares	Fair Value
PREFERRED STOCK IN PRIVATE COMPANIES – 21.5%
ADVERTISING – 1.5%
AddThis(a)	100,000	$293,000

CONSUMER ELECTRONICS – 4.2%
Jawbone(a)	102,938	803,946

CONSUMER WEB – 0.5%
Trusper(a)	7,961	100,012

FINANCE/PAYMENTS – 4.5%
Social Finance(a)	34,000	850,000

GAMES – 10.8%
KABAM, Inc.(a)	1,046,017	2,071,114

TOTAL PREFERRED STOCK (Cost $3,952,137)		4,118,072

SHORT-TERM INVESTMENTS – 25.2%
UMB Money Market Fiduciary, 0.01%(b) (Cost $4,831,319)	4,831,319	4,831,319

TOTAL INVESTMENTS – 99.3% (Cost $17,345,296)		19,014,676
Other assets less liabilities – 0.7%		141,656

NET ASSETS – 100.0%		$19,156,332

(a)	Non-income producing.

(b)	Rate disclosed represents the seven day yield as of 12/31/14. The UMB Money Market Fiduciary account is an interest-bearing money market deposit account maintained by UMB Bank, n.a. in its capacity as a custodian for various participating custody accounts.

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Statement of Assets and Liabilities December 31, 2014

Assets:
Investments, at fair value (Note 3):
Common stock in private companies	$10,065,285
Preferred stock in private companies	4,118,072
Short-term investments	4,831,319
Total investments (cost $17,345,296)	19,014,676
Receivable for investments sold	22,192
Receivable for fund shares sold	62,260
Prepaid expenses and other assets	41,903
Deferred offering costs	174,838
Receivable from the Investment Adviser for expense reimbursement (Note 5)	16,601
Total assets	19,332,470

Liabilities:
Payable for Audit and Tax Fees	100,000
Payable for Trustee Fees	32,000
Payable for Transfer Agent Fees	14,000
Other accrued liabilities	30,138
Total liabilities	176,138
Net assets	$19,156,332

Net assets consist of:
Capital stock (unlimited shares authorized, 25,000,000 shares registered, no par value)	$17,565,346
Accumulated net realized loss on investments	(78,394)
Accumulated net unrealized gain on investments	1,669,380
Net assets	$19,156,332

Shares outstanding	779,856
Net asset value and redemption proceeds per share	$24.56
Public offering price per share (a)	$26.06

(a)	Computation of public offering price per share 100/94.25 of net asset value. (See Note 10)

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Statement of Operations For the year ended December 31, 2014*

Investment income:
Interest	$323
Total investment income	323

Expenses:
Offering costs (Note 2)	584,871
Investment advisory fees (Note 5)	143,475
Audit and tax fees	100,000
Insurance fees	98,989
Legal fees	83,149
Trustee fees	74,000
Fund accounting & administration fees	65,881
Transfer agent fees	63,479
Organizational costs (Note 2)	55,951
Chief compliance officer fees	35,863
Registration fees	25,915
Custodian fees	19,844
Printing & postage	18,904
Shareholder servicing fees	18,878
Miscellaneous expenses	8,481
Total expenses	1,397,680
Less: Contractual waiver of fees and reimbursement of expenses (Note 4)	(1,208,322)
Less: Voluntary reimbursement of expenses (Note 4)	(575)
Net expenses	188,783
Net investment loss	(188,460)

Net realized loss on investments	(78,394)
Net unrealized gain on investments	1,669,380
Net realized & unrealized gain on investments	1,590,986
Net change in net assets from operations	$1,402,526

*	The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration. The date of initial share purchase by the Investment Adviser was July 30, 2013.

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Statements of Changes in Net Assets

	Year ended December 31, 2014*	Period ended December 31, 2013**
Operations:
Net investment loss	$(188,460)	$—
Net realized loss on investments	(78,394)	—
Net unrealized gain on investments	1,669,380	—
Net change in net assets from operations	1,402,526	—

Fund share transactions:
Proceeds from shares issued	17,839,927	100,000
Cost of shares redeemed	(189,873)	—
Redemption fees	3,752	—
Net change in net assets from fund share transactions	17,653,806	100,000
Net change in net assets	$19,056,332	$100,000

Net assets:
Beginning of period	$100,000	$—
End of period	$19,156,332	$100,000

Undistributed net investment income	$—	$—

Transactions in shares:
Issuance of shares	782,731	5,000
Redemption of shares	(7,875)	—
Net change in shares	$774,856	$5,000

*	The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

**	The date of initial share purchase by the Investment Adviser was July 30, 2013.

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Statement of Cash Flows For the year ended December 31, 2014*

Cash flows from operating activities:
Net change in net assets from operations	$1,402,526
Adjustments to reconcile net change in net assets from operations to net cash used in operating activities:
Purchases of investments	(12,720,977)
Net purchases of short-term investments	(4,831,319)
Sales of investments	128,606
Increase in receivable for investments sold	(22,192)
Decrease in prepaid expenses and other assets	18,599
Decrease in deferred offering costs receivable	515,147
Decrease in net payable to Adviser	(767,088)
Net unrealized gain on investments	(1,669,380)
Net realized loss on investments	78,394
Increase in other accrued liabilities	176,138
Net cash used in operating activities	(17,691,546)

Cash flows from financing activities:
Proceeds from shares issued	17,777,667
Cost of shares redeemed	(186,121)
Net cash provided by financing activities	17,591,546

Net change in cash	(100,000)

Cash at beginning of period	100,000
Cash at end of period	$—

*	The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Financial Highlights For a capital share outstanding throughout each period

	Year ended December 31, 2014*(a)		Period ended December 31, 2013**
Per share operating performance
Net asset value, beginning of period	$20.00		$20.00

Change in net assets from operations:
Net investment loss	(0.24)		—
Net realized and unrealized gain on investments	4.80		—
Total change in net assets from operations	4.56		—

Distributions:
From net investment income	—		—
From net realized gain on investments	—		—
Total distributions	—		—
Net increase in net asset value	4.56		—
Net asset value, end of period	$24.56		$20.00

Total return	22.80%		—	%(b)

Ratios and supplemental data
Net assets, end of period (in thousands)	$19,156		$100
Ratio of net expenses to average net assets	2.49	%(d)	—	%(c)
Ratio of gross expenses before reimbursement to average net assets	18.45%		680.12	%(c)
Ratio of net investment loss to average net assets	(2.49%)		—	%(c)
Portfolio turnover	2.40%		—	%(b)

*	The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

**	The date of initial share purchase by the Investment Adviser was July 30, 2013.

(a)	Redemption fees consisted of per share amounts of less than $0.01.

(b)	Not annualized for periods less than one year.

(c)	Annualized for period less than one year, with the exception of non-recurring organizational costs.

(d)	The ratio of net expenses are the combined result of $1,208,322 in contractual waivers and reimbursements representing (15.95)% and $575 in voluntary reimbursements representing (0.01)%. Please see note 4 in the Notes to the Financial Statements for additional information..

See accompanying Notes to the Financial Statements.

SHARESPOST 100 FUND

Notes to the Financial Statements December 31, 2014

1. Organization

SharesPost 100 Fund (the “Fund”) was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) will be continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). As an interval fund, the Fund will make quarterly repurchase offers for 5% of the Fund’s outstanding Shares at net asset value (“NAV”), with a repurchase fee incurred equal to 2% of the value of the Shares repurchased that have been held for less than 365 days. The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s Shares under the Securities Act and the sale of 5,000 Shares (“Initial Shares”) for $100,000 to SP Investments Management, LLC (the “Investment Adviser”), which occurred on July 30, 2013.

The investment objective of the Fund is to provide investors capital appreciation, which it seeks to achieve by investing in the equity securities of certain private, operating, late-stage, growth companies primarily comprising the SharesPost 100, a list of companies selected and maintained by the Investment Adviser. The Investment Adviser’s primary strategy will be to invest in portfolio companies (each, a “Portfolio Company”) and generally to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction.

2. Significant accounting policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment transactions and income recognition — Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a high cost, long term basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. Interest income and estimated expenses are accrued daily.

Use of estimates — The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment valuation — The Fund’s NAV is based in large part on the value of its securities which will be carried at fair value in accordance with the provision of FASB ASC Topic 820, Fair value Measurements and Disclosures. Where reliable market prices are available for those securities, the Investment Adviser will rely on those prices. However, because the securities in which the Fund invests are often illiquid, market prices may not be readily available or, where available, may be unreliable. At any point in time, there may be few recent purchase or sale transactions or offers on which to base the value of a given private share. In addition, the prices reflected in recent transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

When reliable market values are not available, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees. While the Fund and the Investment Adviser will use good faith efforts to determine the fair value of the Fund’s securities, value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the Portfolio Companies. From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued) December 31, 2014

2. Significant accounting policies — (continued)

consequence, the value of the securities and therefore the Fund’s NAV may vary. This may adversely affect Shareholders. Other than in connection with a liquidity event of a Portfolio Company, the Fund will generally sell Portfolio Company securities only in order (and only to the extent necessary) to fund quarterly repurchases of Fund Shares. However, because of the uncertainty and judgment involved in the valuation of the private shares, which do not have a readily available market, the estimated value of such shares may be different from values that would have been used had a ready market existed for such shares. In addition, in the event that the Fund desires to sell Portfolio Company shares, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may adversely affect the Fund’s NAV.

The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are to be reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer.

Federal income taxes — The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its net investment income and any net realized capital gain.  Therefore, a federal income tax or excise tax provision is not required.

Management has evaluated all tax positions taken or expected to be taken by the Fund to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  Tax positions that do not meet the more likely than not threshold may result in a tax benefit or expense in the current year.  Management has determined that the Fund has not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Fund’s financial statements.

Management analyzed all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities, which for the Fund includes the tax years of 2013 and 2014. As of December 31, 2014 the Fund had no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management identified no tax uncertainties which had an effect on the Fund’s reported net assets or results of operations as of and during the year ended December 31, 2014. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

Distributions to shareholders — The Fund distributes net investment income and net realized gains (net of any capital loss carryovers), if any, annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductable offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their federal tax treatment; temporary differences do not require reclassification.

Expenses — Expenses are accrued daily. The Fund’s organizational costs have been expensed as incurred but are subject to the Funds’ Expense Limitation Agreement (see Note 4). The Fund’s offering costs were recorded as a deferred asset, and consist of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering. These offering costs, which are subject to the Expense Limitation Agreement, were accounted for as a deferred charge until Fund Shares were offered to the public on March 25, 2014 and are thereafter, being amortized to expense over the following twelve months period on a straight-line basis.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued) December 31, 2014

2. Significant accounting policies — (continued)

Shareholder service fee plan — Under the terms of the Fund’s Shareholder Services Plan, the Fund may compensate financial industry professionals for providing ongoing services in respect to clients to whom they have distributed Shares of the Fund. The Fund may incur shareholder service fees on an annual basis equal to 0.25% of its average NAV. For the year ended December 31, 2014, the Fund accrued $18,878 in shareholder servicing fees.

Redemption fee — For Shares held less than 365 days, the Fund will deduct a 2.00% redemption fee on the redemption amount. Shares held longest will be treated as being repurchased first and Shares held shortest will be treated as being repurchased last. The redemption fee does not apply to Shares that were acquired through reinvestment of distributions. Redemption fees are paid to the Fund directly and are recorded as paid-in-capital. For the year ended December 31, 2014, the Fund had contributions to capital due to redemption fees in the amount of $3,752.

3. Fair valuation measurements

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

For the year ended December 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments which are marketable and to the extent the inputs are observable and timely, are categorized in Level 2 of the fair value hierarchy.

The Fund’s portfolio holdings are in Level 3 investments. As they are not publicly traded, and many are subject to restrictions on resale, the investments are less liquid than publicly traded securities, resulting in an increased liquidity risk to the Fund.

The Fund’s portfolio investments will generally not be in publicly traded securities. Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with GAAP. In connection with that determination, members of the Investment Adviser’s portfolio management team will prepare Portfolio Company valuations using

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued) December 31, 2014

3. Fair valuation measurements — (continued)

the most recent Portfolio Company financial statements and forecasts. The types of factors that the Investment Adviser will take into account in determining fair value, subject to review and ratification where required by the Board of Trustees with respect to such non-traded investments will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Based on these factors, the investments in private companies will generally be presented as a Level 3 investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

Investment in securities	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Security type
Common stock in private companies*	$—	$—	$10,065,285	$10,065,285
Preferred stock in private companies*	—	—	4,118,072	4,118,072
Short-term investments	4,831,319	—	—	4,831,319
Total	$4,831,319	$—	$14,183,357	$19,014,676

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

The following is a rollforward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2014	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases	(Sales)	Net realized loss	Net unrealized gain	Ending balance December 31, 2014
Common stock in private companies	$—	$—	$—	$8,768,840	$(128,606)	$(78,394)	$1,503,445	$10,065,285
Preferred stock in private companies	—	—	—	3,952,137	—	—	165,935	4,118,072
	$—	$—	$—	$12,720,977	$(128,606)	$(78,394)	$1,669,380	$14,183,357

*	Net unrealized gain included in the statement of operations attributable to Level 3 investments held at the reporting date is $1,669,380.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued) December 31, 2014

3. Fair valuation measurements — (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2014:

Type of Level 3 Investment	Fair Value as of December 31, 2014	Valuation Technique	Unobservable Inputs	Range (Avg)
Common stock in private companies	$10,065,285	Market Approach	Precedent Transactions	N/A

		Income Approach	Revenue Multiples	1.9 - 7.0 (3.7)
			Stage Discount Rates	20.0% - 30.0% (22.9%)
			Execution Discount Rates	15.0% - 70.0% (37.3%)
			Discounts For Lack of Marketability	17%
Preferred stock in private companies	4,118,072	Market Approach	Precedent Transactions	N/A

		Income Approach	Revenue Multiples	1.5 - 2.4 (2.1)
			Stage Discount Rates	20.0% - 30.0% (24.4%)
			Execution Discount Rates	40.0% - 50.0% (42.5%)
			Discounts For Lack of Marketability	17%

To the extent the revenue multiples increase, there is a corresponding increase in valuation; while as discount rates increase, there is a decrease in valuation.

4. Expense limitation agreement

The Investment Adviser has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with GAAP, and other extraordinary costs, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, do not exceed 2.50% of the Fund’s average net assets per year, through July 30, 2015.

Under the terms of the Expense Limitation Agreement, at any time that the expenses of the Fund are less than the expense limitation, the Investment Adviser retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed, to the extent that such reimbursement will not cause the Fund’s annualized expenses to exceed 2.50% of its average net assets on an annualized basis. The Fund is not obligated to reimburse the Investment Adviser for fees previously waived or expenses previously assumed by the Investment Adviser more than three years before the date of such reimbursement. For the periods ended December 31, 2013 and December 31, 2014, the expenses contractually waived in the amounts of $568,778 and $1,208,322, respectively, are subject to possible recoupment by the Investment Adviser through December 31, 2016 and December 31, 2017, respectively. The Investment Adviser had elected to provide a voluntary waiver of expenses such that the Fund’s NAV remains at $20 per share until the time of the public share issuance on March 25, 2014. For the periods ended December 31, 2013 and December 31, 2014, voluntarily waived expenses in the amount of $1,062 and $575, respectively, are not subject to recoupment by the Investment Adviser.

As of December 31, 2014, as disclosed on the Statement of Assets and Liabilities, the net receivable from the Investment Adviser for expense reimbursements was $16,601.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued) December 31, 2014

5. Investment advisory agreement

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, pursuant to which the Investment Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the year ending December 31, 2014, the Fund accrued $143,475 in investment advisory fees.

Certain officers and Trustees of the Fund are also officers of the Investment Adviser. None of the Fund officers or interested Trustees receives any compensation from the Fund.

6. Capital share transactions

The Fund Shares will be continuously offered under Rule 415 under the Securities Act of 1933, as amended. As of December 31, 2014, the Fund had registered 25,000,000 shares on a continuous basis at an initial NAV of $20.00 per share, plus any applicable sales load. Investors may purchase shares each business day without any sales charge at a price equal to the NAV per share next determined after receipt of a purchase order. Any sales load will be deducted from the proceeds to the Fund.

The Fund’s shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares. As an interval fund and as described in the Fund’s Prospectus, the Fund will make quarterly repurchase offers of 5% of the total number of shares outstanding at their NAV less any repurchase fee, unless postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding shares at NAV.

In every full quarter since the commencement of operations, the Fund has offered shareholders the opportunity to participate in this program. During the year ended December 31, 2014, the Fund had Repurchase Offers as follows:

Summary of Repurchase Offers – 4/1/14 through 12/31/14

Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
6/16/2014	5%	—	—
9/16/2014	5%	0.48%	2,544
12/16/2014	5%	0.69%	5,331

7. Purchases and sales of securities

Purchases and sales of investments, excluding short-term obligations, for the year ended December 31, 2014, were $12,720,977 and $128,606, respectively.

8. Federal tax information

At December 31, 2014, gross unrealized gains and losses of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$17,345,296
Gross unrealized gain	$1,714,888
Gross unrealized loss	(45,508)
Net unrealized gain on investmets	$1,669,380

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued) December 31, 2014

8. Federal tax information — (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(188,460)	$188,460	$—

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(78,394)
Net unrealized gain	1,669,380
Total accumulated earnings	$1,590,986

The fund had a net capital loss carryforward of:

Short-term Non-Expiring	$78,394
Long-term Non-Expiring	—
$78,394

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote. As of December 31, 2014, the Fund has entered into agreements to purchase investments. Such agreements are subject to the issuer’s approval. If such investments are approved, the Fund would record $1,166,000 in purchase costs.

10. Offering Price Per Share

A maximum front-end sales charge of 5.75% is imposed on purchases of the Fund’s shares. For the year ended December 31, 2014, the Fund was advised that various broker dealers received $243,617 of sales charges from sales of the Fund’s shares.

11. Subsequent events

Management of the Fund has evaluated events occurring after December 31, 2014, and through the date the financials were available to be issued, to determine whether any subsequent events would require adjustment to or disclosure in the financial statements. No subsequent events requiring adjustment to or disclosure within the financial statements were noted.

SHARESPOST 100 FUND

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
 SharesPost 100 Fund:

We have audited the accompanying statement of asset and liabilities, including the schedule of investments, of SharesPost 100 Fund (the Fund) as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets and financial highlights for the year ended December 31, 2014 and the period from July 30, 2013 (date of initial share purchase by SP Investments Management, LLC) through December 31, 2013. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian, issuers of the securities, or other appropriate auditing procedures when replies from the issuers were not received. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SharesPost 100 Fund as of December 31, 2014, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from July 30, 2013 to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 26, 2015

SHARESPOST 100 FUND

Trustee Information December 31, 2014 (Unaudited)

The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. The names of the Trustees and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are included in the table titled “Interested Trustee and Officer.” Trustees who are not “interested persons” are referred to as “Independent Trustees.” The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-800-834-8707.

Name, Address(1) and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director
INDEPENDENT TRUSTEES:
Robert Boulware Age: 58	Independent Trustee	Since inception(2)	Professional board director and trustee. Managing Director, Pilgrim Funds, LLC	1	Gainsco, Inc. (PINK: GANS), Met Investor Series Trust (trustee)
Mark Radcliffe Age: 62	Independent Trustee	Since inception(2)	Partner, DLA Piper	1	N/A
INTERESTED TRUSTEE AND OFFICER:
Sven Weber Age: 44	Interested Trustee and President	Since inception(2)	Managing Director of SP Investments Management, LLC, President SVB Capital with SVB Financial Group, Principal of Cipio Partners LLC	1	None
OFFICERS:
Vera Mumm Age: 42	Chief Financial Officer	Elected by the Board annually; Since May 5, 2014	Director of Finance of SP Investments Management, LLC; Director of Finance and Controller of SVB Capital with SVB Financial Group	N/A	N/A
Julie Walsh Age: 44	Co-Chief Compliance Officer	Elected by the Board annually; Since August 12, 2014	Managing Director, Compliance and NFA Member Services, Foreside Compliance Services, LLC; Fund Chief Compliance Officer	N/A	N/A
Nicholas Boston Age: 28	Co-Chief Compliance Officer	Elected by the Board annually; Since June 6, 2014 (Interim Chief Compliance Officer) and since August 12, 2014 (Co-Chief Compliance Officer)	Fund Co-Chief Compliance Officer and Compliance Analyst, Foreside Compliance Services, LLC	N/A	N/A

(1)	All addresses c/o SharesPost 100 Fund, 1370 Willow Road, Menlo Park, CA 94025.

(2)	Each Trustee will serve for the duration of the Fund, or until death, resignation, termination, removal or retirement.

SHARESPOST 100 FUND

Additional Information December 31, 2014 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12 month period ended June 30, 2014, are available without charge upon request by (1) calling the Fund at 1-800-834-8707 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s first and third fiscal quarters end on March 31st, and September 30th. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on May 27, 2014. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-834-8707.

Consideration for the approval of the Investment Advisory agreement — In July 2013, the Board of Trustees of SharesPost 100 Fund (the “Fund”) approved the Investment Advisory Agreement (the “Agreement”) with SP Investments Management, LLC (the “Adviser”) for the Fund. After evaluating the services to be provided by the Adviser to the Fund, the Trustees concluded that it was in the best interest of the Fund and its future shareholders to approve the Agreement for two years.

As part of their evaluation, the independent Trustees requested and reviewed information regarding the advisory services to be performed, the nature and qualifications of the Adviser’s portfolio management and investment staff as well as other contributions to be provided by Adviser. The Trustees also reviewed the investment advisory fees payable to the Adviser under the agreement, as well as overall expense levels of the Funds and expense limitation commitments by the Adviser.

The Trustees concluded that the Funds’ overall advisory fees were reasonable and that breakpoints were not warranted at this time. The Trustees further concluded that the expense limitation agreement that Adviser entered into with the Fund under which Adviser agreed to limit the total expenses of the Fund, including organizational expenses, to an annual rate of 2.50% of the average net assets through July 15, 2015 was reasonable. The Board also reviewed the demonstrated financial strength of the Advisor and its parent organization, SharesPost Inc.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by the Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided to the Funds, as well as the costs incurred and benefits gained by the Advisor in providing such services, and determined to approve the agreement.

SHARESPOST 100 FUND

Notes

Board of Trustees

Sven Weber
Robert J. Boulware
Mark Radcliff

Investment Adviser

SP Investments Management, LLC
1370 Willow Road,
Menlo Park, CA 94025

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

Independent Auditors

KPMG
550 South Hope Street, Suite 1500
Los Angeles, CA 90071

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2.  Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3.  Audit Committee Financial Expert.

The Registrant does not have an audit committee financial expert. The Board of Trustees of the Registrant has determined that the members of its Audit Committee have sufficient financial experience to ensure the proper functioning of that committee, but that neither of the members has the requisite expertise or experience to be deemed an “audit committee financial expert” for purposes of the definition of such term in the Instructions to this Item 3 on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by KPMG LLP during the fiscal year 2014 and 2013 were as follows:

(a) Audit Fees.

Fiscal year ended December 31, 2014:	$100,000
Fiscal year ended December 31, 2013:	$24,500

(b) Audit-Related Fees.

Fiscal year ended December 31, 2014:	$0
Fiscal year ended December 31, 2013:	$0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2014:	$2,500
Fiscal year ended December 31, 2013:	$5,000

(d) All Other Fees.

Fiscal year ended December 31, 2014:	$0
Fiscal year ended December 31, 2013:	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has adopted the Proxy Voting Procedures of SP Investments Management, LLC (“SPIM” or the “Adviser”), the Registrant’s investment adviser, as the Registrant’s Proxy Voting Procedures.  Subject to the oversight of the Registrant’s Board of Trustees, the Registrant has delegated responsibility to the Adviser to vote any proxies the Registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Registrant in a manner that serves the best interests of the Registrant.

Adviser’s Proxy Voting Policy

SPIM, as a matter of policy and as a fiduciary to its clients that are registered management investment companies (“Clients”), permits Clients to delegate proxy voting authority to SPIM, consistent with the best economic interests of the Clients.

Adviser’s Proxy Voting Procedure

All Client proxies are voted in accordance with the Adviser’s Proxy Voting Guidelines, as summarized below.  In the event the Adviser’s Proxy Voting Guidelines do not address how a proxy should be voted, SPIM votes the proxy in a manner consistent with the general principles of its Proxy Voting Policies and Procedures and in the particular Client’s best interest. Prior to voting any proxies, the Chief Compliance Officer of the Adviser will determine whether any material conflict of interest may exist between SPIM and the respective Client with respect thereto. If the Chief Compliance Officer determines that any such material conflict of interest may exist, SPIM will follow the procedures identified under “Conflicts of Interest” below in connection with the voting of such proxies.

Conflicts of Interest

A.	In the event that SPIM or its Chief Compliance Officer determines that voting a proxy may present a material conflict of interest between SPIM and a Client, SPIM will (1) disclose such conflict of interest to the Client and obtain written direction from the Client as to how to vote the proxy, (2) suggest that the Client engage another party to determine how to vote the proxy, or (3) engage another independent third party to determine how to vote the proxy.

B.	Notwithstanding the foregoing, SPIM must vote proxies in the best interest of Clients when material conflicts of interest may exist with respect thereto.

C.	SPIM believes that its policies and procedures are reasonably designed to address material conflicts of interest that may arise between SPIM and a Client as to the manner in which proxies are voted.

Except in instances where Clients have retained voting authority, SPIM will instruct custodians of Client accounts to forward all proxy statements and materials received in respect of Client accounts to SPIM’s Chief Compliance Officer. SPIM retains final authority and fiduciary responsibility for proxy voting.

Adviser’s General Proxy Voting Guidelines

SPIM has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Clients, SPIM reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. SPIM may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can SPIM anticipate all future situations. Corporate governance issues are diverse and continually evolving and SPIM devotes significant time and resources to monitor these changes.

The following guidelines reflect what SPIM believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. SPIM supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. SPIM will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. SPIM will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, SPIM will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. SPIM evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. SPIM generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, SPIM will give careful review on a case-by-case basis of the potential ramifications of such implementation. In the event of a contested election, SPIM will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: SPIM will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, SPIM will examine proposals relating to non-audit relationships and non-audit fees. SPIM will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. SPIM may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Anti-Takeover Mechanisms and Related Issues: SPIM generally opposes antitakeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, SPIM conducts an independent review of each anti-takeover proposal. On occasion, SPIM may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Clients' interests as stockholders. SPIM generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. SPIM will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. SPIM will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, SPIM generally opposes any supermajority voting requirements as well as the payment of "greenmail." SPIM usually supports "fair price" provisions and confidential voting. SPIM will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: SPIM realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. SPIM will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. SPIM will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. SPIM will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. SPIM will review proposals seeking preemptive rights on a case-by-case basis.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s).

As of December 31, 2014, Sven Weber was the sole portfolio manager of the Registrant, and was primarily responsible for the day-to-day portfolio management of the Registrant.

Mr. Weber is the President, Principle Executive Officer and a Member of the Board of Trustees of the Registrant, and is the Managing Director of the Adviser. Mr. Weber joined SP Investments Management, LLC in 2012 and has managed the Registrant since its inception in March 2014. Previously, Mr. Weber served as President of SVB Capital at Silicon Valley Bank, where he managed that company’s venture capital investing business, which included direct, secondary, and fund of fund investments exceeding $1.5 billion under management. Prior to SVB Capital, Mr. Weber managed secondary investments at Cipio Partners and direct investments for Siemens. He previously had operational responsibilities at both Vodafone Germany and O2 Germany.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

(i) As of March 5, 2015, Sven Weber was the sole portfolio manager of SharesPost 100 Special Opportunities Fund LLC (“SP100 Opportunity”), and is primarily responsible for the day-to-day portfolio management of SP100 Opportunity.

(ii)	(A) Zero.

(B)	One (1), SP100 Opportunity. Total assets of SP100 Opportunity managed by Mr. Weber as of March 5, 2015 was $22,667,600.

(C)	Zero.

(iii)   One (1) account. As of March 6, 2015, $0.00 of assets SP100 Opportunity were subject to an advisory performance fee.

(iv)   A material conflict could arise in respect of the allocation of investment opportunities between the Registrant and SP100 Opportunity, as both entities have a substantially similar investment strategy to invest in the equity securities of private companies. However, to address such potential conflict of interest, SPIM has adopted compliance policies and procedures designed to address such conflict. It is SPIM’s general policy to allocate purchase or sale opportunities on a pro rata basis to all applicable Clients, measured by reference to each Client’s relative net asset value as of the beginning of the month in which the purchase or sale is executed. However, with respect to Sp100, only after the SPIM Investment Committee has made its decision to pursue a purchase or sale opportunity in a given security on behalf the Registrant and the rationale for such decision has been documented by the Investment Committee and reviewed and approved by SPIM’s Chief Compliance Officer, may SP100 Opportunity, or any other overage fund structure advised by SPIM, be permitted to pursue a purchase or sale opportunity in any additionally available interests or shares of such security.

(a)(3) Compensation Structure of Portfolio Manager(s).

As of March 6, 2015, compensation for the Registrant’s portfolio manager, Sven Weber, consists of base salary, which is monitored to ensure competitiveness in the external marketplace.  The portfolio manager may also receive a cash bonus which is a percentage of the gross margins of the Adviser in each fiscal year.

(a)(4) Disclosure of Securities Ownership.

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in the Registrant as of December 31, 2014:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Sven Weber	$100,000-$500,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Mar. 25-31, 2014	0	0	0	0
Apr. 1-28, 2014	0	0	0	0
May. 1-31, 2014	0	0	0	0
Jun. 1-30, 2014	0	0	0	0
Jul. 1-31, 2014	0	0	0	0
Aug. 1-31, 2014	0	0	0	0
Sep. 1-30, 2014	2,544	$24.32	0	0
Oct. 1-31, 2014	0	0	0	0
Nov. 1-30, 2014	0	0	0	0
Dec. 1-31, 2014	5,331	$24.57	0	0
Total	7,875	$24.49	0	0

*	On May 19, 2014, August 19, 2014, and November 19, 2014, the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares, or 12,643, 26,758, 38,790 shares, respectively, pursuant to its periodic repurchase plan. The Registrant’s inception date was March 25, 2014.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SharesPost 100 Fund

/s/ Sven Weber
By: Sven Weber
President
March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Sven Weber
By: Sven Weber
President
(Principal Executive Officer)
March 6, 2015

/s/ Vera Mumm
By: Vera Mumm
Treasurer
(Principal Financial Officer)
March 6, 2015